ULTRA SERIES FUND




PROSPECTUS                                                          MAY 1, 1999


                                Money Market Fund
                               Treasury 2000 Fund
                                    Bond Fund
                                  Balanced Fund
                          Growth and Income Stock Fund
                         Capital Appreciation Stock Fund
                               Mid-Cap Stock Fund




















As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

                                TABLE OF CONTENTS



                                                                           PAGE
THE FUND
         Expenses............................................................1
         Money Market Fund...................................................3
         Treasury 2000 Fund..................................................5
         Bond Fund...........................................................7
         Balanced Fund.......................................................9
         Growth and Income Stock Fund.......................................11
         Capital Appreciation Stock Fund....................................13
         Mid-Cap Stock Fund.................................................15
         Risk vs. Return....................................................17

RISKS ASSOCIATED WITH CERTAIN HIGHER RISK SECURITIES
         Foreign Securities.................................................18
         Euro Conversion....................................................18
         Small Capitalization Stocks........................................19

THE SHARES
         Offer..............................................................19
         Purchase and Redemption............................................20
         Distribution.......................................................20
         Dividends..........................................................21
         Pricing of Fund Shares.............................................21
         Taxes..............................................................22

MORE ABOUT ULTRA SERIES FUND
         Portfolio Management...............................................22
         Inquiries..........................................................23
         Year 2000..........................................................23
         Financial Highlights...............................................23


Additional information about each fund's investments is available in the Statement of Additional Information (SAI), and the annual and semiannual reports to shareholders. In particular, the annual reports will discuss the relevant market conditions and investment strategies used by the portfolio manager(s) that materially affected performance during the prior fiscal year. You may get a copy of the most recent of these reports at no cost by calling 1-800-798-5500.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.

                                    EXPENSES

This table describes the expenses that you may pay if you buy and hold shares of the fund.

Annual fund operating expenses are paid out of fund assets and are reflected in the share price.

Management fees are amounts paid to the investment adviser for managing the funds' investments and administering fund operations.

Distribution or "12b-1" fees are fees each fund pays its distributor for distribution-related expenses.

Other expenses are trustees' fees, auditors' fees, interest on borrowings, any taxes and extraordinary expenses.


Shareholder Fees                                           Class C      Class Z

                                                            None         None

Annual Fund Operating Expenses

     Management Fees                                       Class C      Class Z
              Money Market Fund                             .45%         .45%
              Treasury 2000 Fund                            .45%         .45%
              Bond Fund                                     .55%         .55%
              Balanced Fund                                 .70%         .70%
              Growth and Income Stock Fund                  .60%         .60%
              Capital Appreciation Stock Fund               .80%         .80%
              Mid-Cap Stock Fund                           1.00%        1.00%

     Distribution (12b-1) Fees                              .25%         None

     Other Expenses
              Money Market Fund                             .01%         .01%
              Treasury 2000 Fund                            None         None
              Bond Fund                                     .01%         .01%
              Balanced Fund                                 .01%         .01%
              Growth and Income Stock Fund                  .01%         .01%
              Capital Appreciation Stock Fund               .01%         .01%
              Mid-Cap Stock Fund                            .01%         .01%

     Total Annual Fund Operating Expenses
              Money Market Fund                             .71%         .46%
              Treasury 2000 Fund                            .70%         .45%
              Bond Fund                                     .81%         .56%
              Balanced Fund                                 .96%         .71%
              Growth and Income Stock Fund                  .86%         .61%
              Capital Appreciation Stock Fund              1.06%         .81%
              *Mid-Cap Stock Fund                          1.26%        1.01%

*Because the Mid-Cap Stock Fund is new, these amounts are only estimates.

                                    EXAMPLES


The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples are based on a $10,000 initial investment in each fund over the various time periods indicated. The examples assume: (1) 5% annual return and (2) redemption at the end of each period.

Class Z:

Fund                         1 year        3 years     5 years       10 years

Money Market                 $ 47           $ 148       $ 258          $ 579
Treasury 2000                  46             144         252            567
Bond                           57             179         313            701
Balanced                       73             227         395            883
Growth and Income Stock        62             195         340            762
Capital Appreciation Stock     83             259         450          1,002
Mid-Cap Stock                 103             322         558          1,236


Class C:

Fund                         1 year        3 years     5 years       10 years

Money Market                 $ 73           $ 227       $ 395          $ 883
Treasury 2000                  72             224         390            871
Bond                           83             259         450          1,002
Balanced                       98             306         531          1,178
Growth and Income Stock        88             274         477          1,061
Capital Appreciation Stock    108             337         585          1,294
Mid-Cap Stock                 128             400         692          1,523



You should not consider the examples above as a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

                                MONEY MARKET FUND

INVESTMENT OBJECTIVE
What is this fund's goal?

The Money Market Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The fund intends to maintain a stable value of $1.00 per share.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1.   require stability of principal;
     2. are seeking a mutual fund for the cash portion of an asset allocation program;
     3.   need to "park" your money temporarily; or
     4.   consider yourself a saver rather than an investor.

You may want to invest fewer of your assets in this fund if you:

     1.   want federal deposit insurance;
     2.   are seeking an investment that is likely to outpace inflation;
     3. are investing for retirement or other goals that are many years in the future; or
     4.   are investing for growth or maximum current income.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. There is a possibility that the fund's share value could fall below $1.00, which could reduce the value of your account. An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing (or resetting their interest rates to market levels) in thirteen months or less from the date of purchase. It includes securities issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the types of permissible issuers and rating categories is contained in the SAI. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in these securities unless they are backed by a U.S. parent financial institution.

                          MONEY MARKET FUND PERFORMANCE

How has the Money Market Fund performed?

The following chart provides an indication of the risks of investing in the Money Market Fund by showing the changes in the portfolio performance of the Class Z shares from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.

                                  Total Return

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for Class Z shares of the Money Market Fund. Total returns are as follows:

     1989            8.39%              1994             3.34%
     1990            7.53%              1995             5.21%
     1991            5.36%              1996             4.72%
     1992            3.05%              1997             5.01%
     1993            2.86%              1998             5.00%

                        Best Calendar Quarter:  2Q89 2.31%
                        Worst Calendar Quarter: 2Q93  .60%

Please remember that past performance is no guarantee of the results the Money Market Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.
--------------------------------------------------------------------------------

How does the performance of the Money Market Fund compare to general money market returns?

The following table compares the performance of Class Z Shares with the performance of the 90-day U.S. Treasury Bill, which is one measure of the performance of the relevant market. Returns shown for the Money Market Fund are after the deduction of fund management and operating expenses. The Treasury Bill returns bear no such expenses.

                          Average Annual Total Returns
                           (As of December 31, 1998)

                               One Year           Five Year            Ten Year

Class Z Shares                   5.00%               4.65%               5.03%
90-day U.S. Treasury Bill        5.05%               5.10%               5.44%

                               TREASURY 2000 FUND


INVESTMENT OBJECTIVE
What is this fund's goal?

The Treasury 2000 Fund seeks to provide safety of capital and a relatively predictable payout upon portfolio maturity.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1. desire an assured future value of a portion of your investments at a specified future date; or
     2.   prefer the very high credit quality of U. S. Treasury securities.

You may want to invest fewer of your assets in this fund if you:

     1.   want Federal deposit insurance;
     2. are willing to assume some variability of future balance in pursuit of higher long term returns; or
     3.   want an investment based on growth or maximum current income.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

Because of their substantial discount from face value, prices of Stripped Treasury Securities are particularly sensitive to changes in interest rates. The longer the term to maturity, the more susceptible these securities will be to a given change in interest rates (interest rate risk).

Variable rates of inflation and economic growth, together with the fiscal and monetary policies adopted to attempt to deal with these and other economic problems, contribute to wide fluctuations in interest rates (and thus in the value of fixed-rate debt obligations like these). Although more volatile, Stripped Treasury Securities avoid reinvestment risk of interest payments at inopportune times in the market. Avoiding this risk is an important factor in being able to achieve a relatively predictable payout upon portfolio maturity.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Treasury 2000 Fund invests primarily in Stripped Treasury Securities. Stripped Treasury Securities include U.S. Treasury debt obligations originally issued as bearer bonds which have been stripped of their unmatured interest coupons. Stripped Treasury Securities do not receive any periodic payments of interest and are not subject to early redemption. The Stripped Treasury Securities held by this fund mature on November 15, 2000.

Unlike most coupon-bearing bonds, Stripped Treasury Securities are sold at a substantial discount from face value because the buyer receives only the right to receive one future fixed payment and does not receive any rights to periodic interest payments. While Stripped Treasury Securities insulate shareholders from being unable to invest interest payments received at a rate as high as the yield to maturity on the stripped security, they also prevent investing the interest at a higher rate should interest rates rise.

In addition to Stripped Treasury Securities, this fund may invest in coupon-bearing Treasury Notes with maturities identical to those of the Stripped Treasury Securities held in the portfolio. The Treasury Notes may be purchased to the extent necessary to maintain sufficient cash flow to pay the investment adviser's fees.

On or within 12 months prior to November 15, 2000, the securities held by the Fund will be liquidated. Once the Fund has liquidated its portfolio, additional Stripped Treasury Securities with a portfolio maturity date selected at that time may be purchased and the Fund may continue, with liquidation and subsequent refunding occurring from time to time. If, at the time of the portfolio liquidation date for this Fund, it appears not to be in the best interest of the Fund to purchase additional Stripped Treasury Securities, the fund will distribute its assets and cease operations.

                         TREASURY 2000 FUND PERFORMANCE

How has the Treasury 2000 Fund performed?

The following chart provides an indication of the risks of investing in the Treasury 2000 Fund by showing the changes in the portfolio performance of the Class Z shares from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.

                                  Total Return

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for Class Z shares of the Treasury 2000 Fund. Total returns are as follows:

     1989           21.79%              1994            -7.12%
     1990            7.12%              1995            20.99%
     1991           20.37%              1996             2.10%
     1992            8.01%              1997             6.85%
     1993           15.43%              1998             7.52%

                       Best Calendar Quarter:  2Q89 15.51%
                       Worst Calendar Quarter: 1Q94 -5.03%

Please remember that past performance is no guarantee of the results the Treasury 2000 Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.
--------------------------------------------------------------------------------

How does the performance of the Treasury 2000 Fund compare to the short-term U.S. Treasury Note market?

The following table compares the performance of the Class Z Shares with the performance of the Lehman Brothers Intermediate Treasury Bond Index, which is one measure of the performance of the relevant market. Returns shown for the Treasury 2000 Fund are after the deduction of fund management and operating expenses. The Lehman Index returns bear no such expenses.

                          Average Annual Total Returns
                           (As of December 31, 1998)


                               One Year           Five Year            Ten Year

Class Z Shares                   7.52%               5.68%               9.95%
Lehman Index                     8.62%               6.13%               8.32%

                                    BOND FUND

INVESTMENT OBJECTIVE
What is this fund's goal?

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk, primarily through investment in a diversified portfolio of income bearing debt securities.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1.   seek an investment based on a regular stream of income;
     2. seek higher potential returns than money market funds and are willing to accept moderate risk of volatility;
     3.   want to diversify your investments;
     4. seek a mutual fund for the income portion of an asset allocation program; or
     5.   are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

     1.   invest for maximum return over a long time horizon; or
     2.   need absolute stability of your principal.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to interest rate risk, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

In addition, the fund is subject to credit risk, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There is also prepayment/extension risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, reducing the return in either case.

To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Under normal circumstances, the fund invests at least 80% of its assets in:

     1. Corporate debt securities: securities issued by domestic and foreign corporations;
     2. U.S. government debt securities: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; and
     3. Foreign government debt securities: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars.

To the extent permitted by law and available in the market, the fund may also invest in asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions.

                              BOND FUND PERFORMANCE

How has the Bond Fund performed?

The following chart provides an indication of the risks of investing in the Bond Fund by showing the changes in the portfolio performance of the Class Z shares from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.

                                  Total Return

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for Class Z shares of the Bond Fund. Total returns are as follows:

     1989           11.74%              1994            -3.06%
     1990            7.41%              1995            16.37%
     1991           14.70%              1996             2.86%
     1992            6.47%              1997             7.45%
     1993            8.87%              1998             6.18%

                       Best Calendar Quarter:  2Q89  5.94%
                       Worst Calendar Quarter: 1Q94 -2.50%

Please remember that past performance is no guarantee of the results the Bond Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.
--------------------------------------------------------------------------------

How does the performance of the Bond Fund compare to the bond market?

The following table compares the performance of the Class Z Shares with the performance of the Lehman Brothers Intermediate Government/Corporate Bond Index which is one measure of the performance of the relevant market. Returns shown for the Bond Fund are after the deduction of fund management and operating expenses. The Lehman Index returns bear no such expenses.

                          Average Annual Total Returns
                           (As of December 31, 1998)

                               One Year           Five Year            Ten Year

Class Z Shares                   6.18%               5.77%               7.77%
Lehman Index                     8.42%               6.59%               8.51%

                                  BALANCED FUND

INVESTMENT OBJECTIVE
What is this fund's goal?

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1.  are looking for a more conservative option to a growth-oriented fund;
     2.  want a well-diversified and relatively stable investment allocation;
     3.  need a core investment;
     4. seek a reasonable total return over the long term irrespective of its form (i.e., capital gains or ordinary income); or
     5.  are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

     1.  are investing for maximum return over a long time horizon;
     2. want your return to be either ordinary income or capital gains, but not both; or
     3.  require a high degree of stability of your principal.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

The risks of this fund are similar to the risks described for the Bond, Money Market, Growth and Income Stock and Capital Appreciation Stock Funds because it invests in the same types of securities. As with any fund that invests in stocks and bonds, the fund is subject to market and interest rate risks, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates.

Generally, if interest rates rise, the market value of income bearing securities (including bonds) will decline. There is also the risk that the issuer will not pay its debts. If payments on an income bearing security are not paid when due, it may cause the net asset value of the fund to go down.

Because different stocks and bonds move in and out of favor depending on market conditions, investor sentiment and a myriad of other issues, the fund may sometimes outperform funds with a different investment objective and sometimes underperform them. Loss of money is a risk of investing in this fund.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 60% to 40% of the fund's assets, bonds will constitute 40% to 60% of the fund's assets and money market instruments may constitute up to 20% of the fund's assets. The Balanced Fund will invest primarily in the same types of equity securities in which the Capital Appreciation Stock and Growth and Income Stock Funds invest, the same types of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Money Market Fund invests.

The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their values.

                            BALANCED FUND PERFORMANCE

How has the Balanced Fund performed?

The following chart provides an indication of the risks of investing in the Balanced Fund by showing the changes in the portfolio performance of the Class Z shares from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.

                                  Total Return

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for Class Z shares of the Balanced Fund. Total returns are as follows:

     1989           18.03%              1994             -.46%
     1990            3.75%              1995            22.27%
     1991           18.53%              1996            10.79%
     1992            6.85%              1997            16.87%
     1993           10.47%              1998            13.40%

                       Best Calendar Quarter:  4Q98 11.43%
                       Worst Calendar Quarter: 3Q90 -5.69%

Please remember that past performance is no guarantee of the results the Balanced Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.
--------------------------------------------------------------------------------
How does the performance of the Balanced Fund compare to the balanced market?

The following table compares the performance of the Class Z Shares with the performance of the Blended Index* and each of the components of the Blended Index, which is one measure of the performance of the relevant market. Returns shown for the Balanced Fund are after the deduction of fund management and operating expenses. The Blended Index returns bear no such expenses.

                          Average Annual Total Returns
                           (As of December 31, 1998)

                               One Year           Five Year            Ten Year
Class Z Shares                  13.40%              12.31%              11.84%
Blended Index*                  17.26%              14.17%              12.94%
  S&P 500 Stock Index           28.60%              24.05%              19.18%
  Lehman Index                   8.42%               6.59%               8.51%
  90-day U.S. Treasury Bills     4.98%               5.09%               5.43%

*The blended index is a composition of the S&P 500 (Capitalization-weighted) Stock Index (45%), the Lehman Brothers Intermediate Government/Corporate Bond Index (40%), and 90-day U.S. Treasury Bills (15%).

                          GROWTH AND INCOME STOCK FUND

INVESTMENT OBJECTIVE
What is this fund's goal?

The Growth and Income Stock Fund seeks long-term capital growth, with income as a secondary consideration.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1. are looking for a stock fund that has both growth and income components;
     2.   are looking for a more conservative option to a growth-oriented fund;
     3.   need a core investment;
     4. seek above-average long-term total return through a combination of capital gains and ordinary income; or
     5.   are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

     1.   are investing for maximum return over a long time horizon;
     2. desire your return to be either ordinary income or capital gains, but not both; or
     3.   require a high degree of stability of your principal.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

Any fund that invests in stocks and seeks income is subject to market and interest rate risks, meaning the value of your investment will fluctuate when the stock market and interest rates move. Loss of money is a risk of investing in this fund.

In addition, a "value" approach to investing includes the risks that: 1. the securities markets will not recognize the value of a security for an unexpectedly long period of time; and 2. a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

The fund may carry additional risks relating to foreign securities. The principal risks of foreign securities are described later in this prospectus and in the SAI.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Growth and Income Fund will focus on stocks of larger companies with financial and market strengths and a long-term record of financial performance. Under normal market conditions, the fund will maintain at least 80% of its assets in these stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The fund generally follows what is known as a "value" approach, which generally means that the managers seek to invest in stocks at prices below their estimated value based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their values are not realized by the market.

The fund will typically invest in securities representing every sector of the S&P 500 in about (+/-50%) the same weightings as such sector has in the S&P 500. For example, if technology companies represent 10% of the S&P 500, the fund will typically have between 5% and 15% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its value or other stocks appear more attractively priced relative to their values.

                    GROWTH AND INCOME STOCK FUND PERFORMANCE

How has the Growth and Income Stock Fund performed?

The following chart provides an indication of the risks of investing in the Growth and Income Stock Fund by showing the changes in the portfolio performance of the Class Z shares from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.

                                  Total Return

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for Class Z shares of the Growth and Income Stock Fund. Total returns are as follows:

     1989           24.37%              1994             1.42%
     1990           -1.98%              1995            31.75%
     1991           25.66%              1996            22.02%
     1992            7.66%              1997            31.42%
     1993           13.77%              1998            17.92%

                      Best Calendar Quarter:  4Q98  17.81%
                      Worst Calendar Quarter: 3Q90 -13.69%

Please remember that past performance is no guarantee of the results the Growth and Income Stock Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.
--------------------------------------------------------------------------------

How does the performance of the Growth and Income Stock Fund compare to the growth and income market?

The following table compares the performance of the Class Z Shares with the performance of the Russell 1000 Index and the S&P 500, which are measures of the performance of the relevant market. Returns shown for the Growth and Income Stock Fund are after the deduction of fund management and operating expenses. The Russell 1000 Index and S&P 500 Index returns bear no such expenses.

                          Average Annual Total Returns
                           (As of December 31, 1998)

                               One Year           Five Year            Ten Year

Class Z Shares                  17.92%              20.37%              16.84%
S&P 500 Stock Index             28.60%              24.05%              19.18%
    (Capitalization-weighted)
S&P 500 Stock Index             12.76%              18.77%              16.78%
     (Equal-weighted)
Russell 1000 Index              27.02%              23.27%              19.03%

                         CAPITAL APPRECIATION STOCK FUND

INVESTMENT OBJECTIVE
What is this fund's goal?

The Capital Appreciation Stock Fund seeks long-term capital appreciation.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1.   have a longer investment time horizon;
     2. are willing to accept higher on-going short-term risk for the potential of higher long-term returns;
     3.   want to diversify your investments;
     4. are seeking a fund for the growth portion of an asset allocation program; or
     5. are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

     1.   are investing with a shorter investment time horizon in mind;
     2.   are seeking an investment  based on income rather than capital  gains;
          or
     3.   are   uncomfortable   with  an   investment   whose   value  may  vary
          substantially.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of a security may move up and down due to factors not directly related to the issuer. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Stock Fund.

In addition, a "value" approach to investing includes the risks that: 1. the securities markets will not recognize the value of a security for an unexpectedly long period of time; and 2. a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks of adverse changes in the rate of currency exchange and associated unstable political situations. A further discussion of the principal risks associated with foreign securities is contained in the foreign securities section and SAI. To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks of changes in the rate of currency exchange and varying political situations. The principal risks of foreign securities and small company stocks are described later in this prospectus and in the SAI.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Capital Appreciation Stock Fund invests primarily in common stocks of companies of various sizes, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have low market prices relative to their values based on analysis by the fund's investment adviser of the issuing companies and their prospects. This is referred to as a "value" approach which is further described on the Growth and Income Stock Fund page. Relative to the Growth and Income Stock Fund, the Capital Appreciation Stock Fund will include some smaller, less developed companies and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries, but will often be less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The fund will typically invest in securities representing every sector of the S&P 400 in about (+/-100%) the same weightings as such sector has in the S&P
400. For example, if technology companies represent 10% of the S&P 400, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its value, or other stocks appear more attractively priced relative to their values.

                   CAPITAL APPRECIATION STOCK FUND PERFORMANCE

How has the Capital Appreciation Stock Fund performed?

The following chart provides an indication of the risks of investing in the Capital Appreciation Stock Fund by showing the changes in the portfolio performance of the Class Z shares from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.

                                  Total Return

GRAPHIC: Bar chart that shows total returns for Class Z shares of the Capital Appreciation Stock Fund since inception. Total returns are as follows:

                                   1994  5.44%
                                   1995 30.75%
                                   1996 21.44%
                                   1997 31.57%
                                   1998 20.90%

                      Best Calendar Quarter:  4Q98  20.84%
                      Worst Calendar Quarter: 3Q98 -12.04%

Please remember that past performance is no guarantee of the results the Capital Appreciation Stock Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.
--------------------------------------------------------------------------------

How does the performance of the Capital Appreciation Stock Fund compare to the capital appreciation market?

The following table compares the performance of the Class Z Shares with the performance of the Russell 3000 Index and S&P 400 Stock Index, which are measures of the performance of the relevant market. Returns shown for the Capital Appreciation Stock Fund are after the deduction of fund management and operating expenses. The Russell 3000 Index and S&P 400 Stock Index returns bear no such expenses.

                          Average Annual Total Returns
                           (As of December 31, 1998)

                               One Year           Five Year            Ten Year

Class Z Shares                  20.90%              21.64%                 N/A
Russell 3000 Index              24.14%              22.26%              18.48%
S&P 400 Stock Index             19.10%              18.84%              19.26%

                               MID-CAP STOCK FUND

INVESTMENT OBJECTIVE
What is this fund's goal?

The Mid-Cap Stock Fund seeks long-term capital appreciation by investing in midsize and small companies.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1.   have a longer investment time horizon;
     2. are willing to accept higher on-going short-term risk for the potential of higher long-term returns;
     3.   want to diversify your investments;
     4. are seeking a fund for the growth portion of an asset allocation program;
     5. are seeking exposure to smaller companies as part of an asset allocation program; or
     6. are investing for retirement or other goals that are many years in the future.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on smaller companies' stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Stock Fund. Securities issued by smaller companies may be less liquid than securities issued by larger, more established companies. In addition, a "value" approach to investing includes the risks that: 1. the securities markets will not recognize the value of a security for an unexpectedly long period of time; and 2. a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks of changes in the rate of currency exchange and varying political situations. The principal risks of foreign securities and small company stocks are described later in this prospectus and in the SAI.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Mid-Cap Stock Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $10 billion at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because the company's market capitalization has grown beyond the $10 billion upper limit and such position may be increased through additional purchases.

Who should consider investing in this fund?

You may want to invest fewer of your assets in this fund if you:

     1.   are investing with a shorter investment time horizon in mind;
     2.   are seeking an investment based on income rather than capital gain; or
     3.   are   uncomfortable   with  an   investment   whose   value  may  vary
          substantially.

PRINCIPAL  INVESTMENT  STRATEGIES  (Continued)
How does  this fund  pursue  its objective?

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income Stock and Capital Appreciation Stock Funds, the Mid-Cap Stock Fund will include more smaller, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies. They often use profits to expand rather than to pay dividends.

The fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The fund will typically invest in securities representing every sector of the S&P 400 Midcap Index in about (+/-100%) the same weightings as such sector has in the S&P 400 Midcap Index. For example, if technology companies represent 10% of the S&P 400 Midcap Index, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its value or other stocks appear more attractively priced relative to their values.

Note: The Mid-Cap Stock Fund is a new fund that does not have historical investment performance. When it does, its performance will be shown along with the performance of the S&P 400 Midcap Index and the Russell Midcap Index, which are measures of the performance of the relevant market. The following table shows the historical performance of these indexes.

                          Average Annual Total Returns
                            (As of December 31, 1998)

                                         One Year                 Three Year

S&P 400 Midcap Index                      19.10%                    23.37%
Russell Midcap Index                      10.10%                    19.12%

                                 RISK VS. RETURN

The risk/return curve below demonstrates that, in general for diversified portfolios of securities of the various types, as short-term risk increases the potential for long-term gain also increases. "Short-term risk" refers to the likely volatility of a fund's total return and its potential for gain or loss over a relatively short time period. "Long-term potential gain" means the expected average annual total return over a relatively long time period, such as 20 years.

GRAPHIC: This graphic shows where each of the funds in the Ultra Series Fund, in addition to other types of investments, fall on a curve that depicts the risk taken for the gain potential. The x-axis is labelled "Long Term Potential for Gains"; the y-axis is labelled "Short Term Risk (Volatility of Returns)."

This curve is not intended to indicate future volatility or performance. It is merely intended to demonstrate the relationship between the on-going short-term risk and the long-term potential for gain of each portfolio of the Ultra Series Fund relative to other funds and types of investments.

Although each fund expects to pursue its investment objective using its principal investment strategies regardless of market conditions, each fund may invest up to 100% of its assets in money market securities as a defensive tactic in abnormal market conditions.

The preceding fund pages provide descriptions of the general investment strategies and what we believe to be the principal risks of each of the funds. The fund pages do not contain an exhaustive description of all the risks and investment strategies of the funds. Please read each of the fund pages to gain a basic understanding of the funds. For a more detailed description, including non-principal risks, investment strategies, and investment restrictions, please consult the Statement of Additional Information. Also, if there are terms or concepts you do not fully understand, please consult the SAI, other reference material or your registered representative before investing.

              RISKS ASSOCIATED WITH CERTAIN HIGHER RISK SECURITIES

                               FOREIGN SECURITIES

As indicated in the earlier pages, several of the funds may invest in foreign equity and debt securities. Foreign securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts.

Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. For example, foreign securities are typically subject to:

     1.   Fluctuations in currency exchange rates.
     2. Higher trading and custody charges compared to securities of U.S. companies.
     3. Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.
     4.   Less stringent securities regulations than those of the U.S.
     5.   Potential political instability.
     6. Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

Some of the investments will be stocks or bonds of relatively large issuers located or operating in developed countries. Such securities are those generally representative of the companies comprising the Morgan Stanley Capital International, Europe, Australia, and Far East ("EAFE") Stock Index.

                                EURO CONVERSION

On January 1, 1999, the European Monetary Union ("EMU") implemented a new currency unit, the Euro. In effect, the Euro will become the official currency of the EMU and will replace the individual currencies previously used by many European countries. About 46% of the stock exchange capitalization of the entire European market moved to Euros, and participating governments will issue their bonds in Euros. The Euro transition may adversely affect financial markets world-wide and may result in changes in the relative strength of other major currencies, including the U.S. dollar. It is not possible to accurately predict what affect, if any, the conversion to the Euro by the EMU will have on the operations of the funds or the securities markets in general. However, if a fund invests in securities denominated by the Euro, the fund will be exposed to risks relating to the Euro conversion. For more details, please refer to the SAI.

                          SMALL CAPITALIZATION STOCKS

Certain funds may also invest in small capitalization stocks and stocks or bonds principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. The downside of investing in smaller companies is that such investments entail a higher level of risk compared to larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their securities prices may fluctuate more over the short-term, but they have more potential to grow. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries.

                                   THE SHARES

                                     OFFER

Currently, each series of shares is divided into two classes. Class C and Class Z are identical except that Class C shares bear a distribution fee pursuant to a distribution plan (the "Distribution Plan"), described below, adopted in accordance with Rule 12b-1 under the Act.

Both Classes are sold in a continuous offering. The Ultra Series Fund generally offers Class Z shares to separate accounts of CUNA Mutual Group and to qualified pension and retirement plans of CUNA Mutual Group. The Ultra Series Fund offers Class C shares to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The fund does not offer its shares directly to the general public.

Investments in the Ultra Series Fund by separate accounts of insurance companies are made through either variable annuity or variable life insurance contracts, together commonly known as variable contracts. Each separate account contains a subaccount that corresponds to a portfolio in the Ultra Series Fund.

    Ultra Series Fund                      Separate Account

    Money Market Fund                      Money Market Subaccount
    Treasury 2000 Fund                     Treasury 2000 Subaccount
    Bond Fund                              Bond Subaccount
    Balanced Fund                          Balanced Subaccount
    Growth and Income Stock Fund           Growth and Income Stock Subaccount
    Capital Appreciation Stock Fund        Capital Appreciation Stock Subaccount
    Mid-Cap Stock Fund                      Mid-Cap Stock Subaccount

                            PURCHASE AND REDEMPTION

On each day that a Fund's net asset value is calculated, the Ultra Series Fund processes any orders to purchase or redeem shares. Purchase and redemption orders are processed at each fund's net asset value calculated on the day the order is received, although orders may be executed the next morning. Shares are purchased and redeemed at net asset value without the deduction of sales or redemption charges.

For a more detailed description of the procedures for allocating interest in a separate account to a portfolio of the Ultra Series Fund, owners of individual variable contracts should refer to the separate prospectus for their contracts; and participants in qualified pension or retirement plans should refer to their plan documents.

Treasury 2000 Fund Only: The Ultra Series Fund anticipates demand for shares in the Treasury 2000 Fund to decrease as the portfolio maturity date approaches. Also, it may not be possible to purchase additional Stripped Treasury Securities with a maturity date the same as the Stripped Treasury Securities in the fund. Accordingly, the Ultra Series Fund may stop selling shares in the fund if the Trustees decide further sale of shares in the fund is not in its best interest. At some time during the 12 months before maturity of the portfolio, the securities will be liquidated and the proceeds (after deductions for accrued but unpaid fees, taxes, governmental and other charges) will be automatically invested at the Net Asset Value in the Money Market Fund, unless an owner of a variable contract directs otherwise. No charge will be made for reinvestment of these proceeds. At least 45 days before the portfolio maturity date, the Ultra Series Fund will mail to each owner of a variable contract with an interest in the fund a Notice of Impending Maturity. The notice will state that, unless the Ultra Series Fund receives a written request to invest the proceeds in another fund at least five days prior to portfolio maturity, on the date the portfolio matures, each owner's proceeds will be automatically invested in the Money Market Fund.

                                  DISTRIBUTION

The Ultra Series Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Act under which the Ultra Series Fund bears certain expenses relating to the distribution of Class C shares. The Distribution Plan provides that the Ultra Series Fund will pay CUNA Brokerage Services, Inc. a distribution fee of 0.25% of the average daily net assets of Class C shares of each fund annually. The distribution fee is calculated and accrued daily and paid quarterly or at other times as agreed upon by the Ultra Series Fund and CUNA Brokerage Services, Inc. The distribution fee is paid out of each fund's assets supporting Class C shares. This means that the net asset value of Class C shares is reduced by the daily accrual of the fee. The net asset value of Class Z shares is not affected by the distribution fee. Over time, these fees will increase the cost of your investment in Class C shares and may cost you more than paying other types of sales charges.

                                   DIVIDENDS

Dividends of the various funds in the Ultra Series Fund (except those from the Treasury 2000 Fund) are distributed to separate accounts for variable contracts and qualified pension or retirement plans and automatically reinvested in Ultra Series Fund shares.

Dividends from the Money Market Fund are declared daily and reinvested monthly in full and fractional shares of the Money Market Fund.

Dividends of ordinary income from the Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock and Mid-Cap Stock Funds will be declared and reinvested quarterly in full and fractional shares.

Dividends of capital gains from these funds will be declared and reinvested at least annually in full and fractional shares. In no event will capital gain dividends be declared and paid more frequently than allowed under SEC rules.

Annually, the Treasury 2000 Fund will declare a "consent" dividend for income tax purposes.

The funds' distributions may be subject to federal income tax. An exchange of fund shares may also be treated as a sale of fund shares and any gain on the transaction may be subject to federal income tax.

                             PRICING OF FUND SHARES

The funds' shares are sold and redeemed at the shares' net asset value without sales or redemption charges. Net asset value is computed by adding the total current values of each fund's assets, subtracting all liabilities and dividing by the number of outstanding shares. On each day that net asset value is calculated, the calculation occurs at the earlier of 3:00 p.m. Central Standard Time or the close of the New York Stock Exchange.

Net asset values are calculated on any day the New York Stock Exchange is open for business.

Federal securities regulations will be followed in case of an emergency that interferes with valuation of shares.

The funds' shares will be purchased and redeemed at their net asset value. Generally, the assets of each fund are valued using market quotations and independent pricing services. If these are not available, the value of the assets of the funds will be based on their "fair value" as determined in accordance with procedures adopted by the Board of Trustees. The assets of the Money Market Fund and other short-term investments having maturities of 60 days or less will be valued at amortized cost. More information about the calculation of net asset value is in the SAI.

                                     TAXES

For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended (the "Code"). By so qualifying, a Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the separate accounts of insurance companies or to qualified plans. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts.

The Shareholders of the Funds are qualified pension and profit sharing plans and the separate accounts of life insurance companies. Under current law, plan participants and owners of variable life insurance and annuity contracts which have invested in a Fund are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the plan or contracts.

For information concerning the federal tax consequences to the purchasers of the variable annuity or variable life insurance contracts, see the prospectus for such contract. For more information about the tax status of the Funds, see "Taxes" in the SAI.

                          MORE ABOUT ULTRA SERIES FUND

                              PORTFOLIO MANAGEMENT

The investment adviser for the Ultra Series Fund is:

                                   CIMCO Inc.
                            5910 Mineral Point Road
                             Madison, WI 53701-0391

CIMCO was established on July 6, 1982. It provides investment management of the investment portfolios of CUNA Mutual Group, its "permanent affiliate" CUNA Mutual Life Insurance Company, their subsidiaries and affiliates, and MEMBERS Mutual Funds. CIMCO has over $7 billion of assets under management.

CIMCO employs a team approach in the management of investments of all the funds. The Money Market, Treasury 2000, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock and Mid-Cap Stock Funds are each managed by teams of portfolio managers employed by CIMCO.


CIMCO selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and CIMCO does not expect frequent changes in subadvisers.

CIMCO received an order of the Commission that permits the Ultra Series Fund board to employ particular subadvisers without shareholder approval for the Mid-Cap Stock Fund. If there is a change in Mid-Cap Stock Fund subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.


CIMCO manages the assets of the Mid-Cap Stock Fund using a "manager of managers" approach under which CIMCO may manage some or all of the fund's assets and may allocate some or all of the fund's assets among one or more "specialist" subadvisers. CIMCO monitors the performance of each subadviser to the extent that it deems appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers, or recommends to the Ultra Series Fund board that a fund employ or terminate particular subadvisers.

As of the date of this prospectus, Heartland Advisors, Inc. is the only subadviser managing some of the assets of the Mid-Cap Stock Fund. Heartland Advisors, Inc. also serves as investment adviser to each of the funds in the Heartland family of funds. Net assets under management of the Heartland organization were over $3 billion as of December 31, 1998.

In addition to providing portfolio management services, CIMCO also provides or arranges for the provision of substantially all other services required by the funds. Such services include all administrative, accounting, and legal services, as well as the services of custodians, transfer agents, and dividend disbursing agents.

As payment for its services as the investment adviser, CIMCO receives a management fee based upon the assets of each fund. The management fee paid to CIMCO is computed and accrued daily and paid monthly, as indicated in the Expenses section.

                                   INQUIRIES

If you have any questions regarding the Ultra Series Fund, please contact:

                         CUNA Brokerage Services, Inc.
                               2000 Heritage Way
                               Waverly, IA 50677
                                 (800) 798-5500
                                 (319) 352-4090

                                   YEAR 2000

The Ultra Series Fund, like all funds, could be adversely affected by computer systems that do not properly process date-related information on and after January 1, 2000. This is often referred to as "Year 2000" or "Y2K". While Year 2000 problems could have a negative effect on funds, CIMCO and its affiliated entities are working to avoid such problems. They are also obtaining assurances from service providers that they are taking similar steps. If the systems of CIMCO or those of their service providers are not available or malfunction because of Year 2000 problems, then the funds could experience substantial delays in performing certain functions (for example, processing purchase and sale transactions). As a result of CIMCO's efforts, it is not anticipated that its systems will have any negative affects on your Ultra Series Fund investments.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which are available upon request.

                           MONEY MARKET FUND: CLASS Z
                              Financial Highlights
                             Years Ended December 31
(For a share outstanding throughout the period):           1994         1995          1996         1997          1998

Net Asset Value, Beginning of Period                      $1.00        $1.00         $1.00        $1.00         $1.00

Income from Investment Operations
  Net Investment Income                                    0.03         0.05          0.05         0.05          0.05
  Net Realized and Unrealized Gain (Loss)
  on Investments                                              -            -             -            -             -

Total from Investment Operations                           0.03         0.05          0.05         0.05          0.05

Distributions
   Distributions from Net Investment Income               (0.03)       (0.05)        (0.05)       (0.05)        (0.05)
   Distributions from Realized Capital Gains                  -            -             -            -             -

Total Distributions                                       (0.03)       (0.05)        (0.05)       (0.05)        (0.05)

Net Asset Value, End of Period                            $1.00        $1.00         $1.00        $1.00         $1.00

Total Return*                                              3.34%        5.21%         4.72%        5.01%         5.00%

Ratio/Supplemental Data
Net Assets, End of Period (000s Omitted)                 $7,799      $11,374       $21,011      $41,170       $56,416
Ratio of Expenses to Average Net Assets**                  0.65%        0.65%         0.65%        0.50%         0.45%
Ratio of Net Investment Income to Average Net Assets**     3.66%        5.17%         4.74%        5.05%         4.99%

For the Money Market Fund, the "seven-day average" yield for the seven days ended December 31, 1998, was 4.65% and the "effective" yield for that period was 4.76%.

* These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.78%, 0.73%, 0.67%, and 0.51% for 1994, 1995, 1996, and
     1997, respectively.

                          TREASURY 2000 FUND: CLASS Z
                              Financial Highlights
                            Years Ended December 31
(For a share outstanding throughout the period):           1994         1995          1996         1997          1998

Net Asset Value, Beginning of Period                      $7.53        $7.00         $8.47        $8.64         $9.24

Income from Investment Operations
  Net Investment Income                                    0.53         0.58          0.58         0.58          0.58
  Net Realized and Unrealized Gain (Loss)
  on Investments                                          (1.06)        0.89         (0.41)        0.02          0.11

Total from Investment Operations                          (0.53)        1.47          0.17         0.60          0.69

Distributions
   Distributions from Net Investment Income                   -            -             -            -             -
   Distributions from Realized Capital Gains                  -            -             -            -             -

Total Distributions                                           -            -             -            -             -

Net Asset Value, End of Period                            $7.00        $8.47         $8.64        $9.24         $9.93

Total Return*                                            -7.12%       20.99%          2.10%        6.85%         7.52%

Ratio/Supplemental Data
Net Assets, End of Period (000s Omitted)                  $1,272      $1,545        $1,585       $1,701        $1,836
Ratio of Expenses to Average Net Assets                    0.45%        0.45%         0.45%        0.45%         0.45%
Ratio of Net Investment Income to Average Net Assets       7.50%        7.40%         7.03%        6.56%         6.01%

* These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

                               BOND FUND: CLASS Z
                              Financial Highlights
                            Years Ended December 31
(For a share outstanding throughout the period):           1994         1995          1996         1997          1998

Net Asset Value, Beginning of Period                     $10.58        $9.67        $10.63       $10.33        $10.54

Income from Investment Operations
  Net Investment Income                                    0.59         0.60          0.65         0.54          0.63
  Net Realized and Unrealized Gain (Loss)
  on Investments                                          (0.90)        0.96         (0.28)        0.20          0.02

Total from Investment Operations                          (0.31)        1.56          0.37         0.74          0.65

Distributions
   Distributions from Net Investment Income               (0.59)       (0.59)        (0.64)       (0.51)        (0.62)
   Distributions from Realized Capital Gains              (0.01)       (0.01)        (0.03)       (0.02)            -

Total Distributions                                       (0.60)       (0.60)        (0.67)       (0.53)        (0.62)

Net Asset Value, End of Period                            $9.67       $10.63        $10.33       $10.54        $10.57

Total Return*                                             -3.06%       16.37%         2.86%        7.45%         6.18%

Ratio/Supplemental Data
Net Assets, End of Period (000s Omitted)                 $7,867      $13,725       $26,572     $188,840      $228,281
Ratio of Expenses to Average Net Assets**                  0.65%        0.65%         0.65%        0.56%         0.55%
Ratio of Net Investment Income to Average Net Assets       6.03%        6.08%         6.25%        6.50%         5.94%
Portfolio Turnover Rate                                   11.97%       14.74%        25.67%       30.71%       142.98%

* These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.70%, 0.68%, 0.67%, and 0.57% for 1994, 1995, 1996, and
     1997, respectively.

                             BALANCED FUND: CLASS Z
                              Financial Highlights
                            Years Ended December 31
(For a share outstanding throughout the period):           1994         1995          1996         1997          1998

Net Asset Value, Beginning of Period                     $13.70       $12.90        $14.63       $15.29        $17.02

Income from Investment Operations
  Net Investment Income                                    0.52         0.55          0.58         0.62          0.57
  Net Realized and Unrealized Gain (Loss)
  on Investments                                          (0.56)        2.29          0.98         1.93          1.72

Total from Investment Operations                          (0.04)        2.84          1.56         2.55          2.29

Distributions
   Distributions from Net Investment Income               (0.51)       (0.55)        (0.58)       (0.63)        (0.57)
   Distributions from Realized Capital Gains              (0.25)       (0.56)        (0.32)       (0.19)            -

Total Distributions                                       (0.76)       (1.11)        (0.90)       (0.82)        (0.57)

Net Asset Value, End of Period                           $12.90       $14.63        $15.29       $17.02        $18.74

Total Return*                                             -0.46%       22.27%        10.79%       16.87%        13.40%

Ratio/Supplemental Data
Net Assets, End of Period (000s Omitted)                $67,468     $110,969      $194,725     $309,804      $449,992
Ratio of Expenses to Average Net Assets**                  0.65%        0.65%         0.65%        0.68%         0.70%
Ratio of Net Investment Income to Average
    Net Assets                                             4.00%        4.03%         3.91%        3.81%         3.20%
Portfolio Turnover Rate                                   28.53%       36.68%        33.48%       21.15%        78.71%

* These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.70%, 0.68%, 0.65%, and 0.69% for 1994, 1995, 1996, and
     1997, respectively.

                     GROWTH AND INCOME STOCK FUND: CLASS Z
                              Financial Highlights
                            Years Ended December 31
(For a share outstanding throughout the period):           1994         1995          1996         1997          1998

Net Asset Value, Beginning of Period                     $15.51       $15.06        $18.20       $21.32        $27.20

Income from Investment Operations
  Net Investment Income                                    0.32         0.37          0.34         0.31          0.34
  Net Realized and Unrealized Gain (Loss)
  on Investments                                          (0.04)        4.37          3.93         6.36          4.52

Total from Investment Operations                           0.28         4.74          4.27         6.67          4.86

Distributions
   Distributions from Net Investment Income               (0.33)       (0.37)        (0.34)       (0.32)        (0.34)
   Distributions from Realized Capital Gains              (0.40)       (1.23)        (0.81)       (0.47)        (1.16)

Total Distributions                                       (0.73)       (1.60)        (1.15)       (0.79)        (1.50)

Net Asset Value, End of Period                            $15.06      $18.20        $21.32       $27.20        $30.56

Total Return*                                              1.42%       31.75%        22.02%       31.42%        17.92%

Ratio/Supplemental Data
Net Assets, End of Period (000s Omitted)                $48,913     $102,138      $232,841     $590,135      $833,174
Ratio of Expenses to Average Net Assets**                  0.65%        0.65%         0.65%        0.61%         0.60%
Ratio of Net Investment Income to Average Net Assets       2.19%        2.28%         1.78%        1.39%         1.17%
Portfolio Turnover Rate                                   45.36%       57.80%        40.55%       20.39%        17.69%

* These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.70%, 0.69%, 0.65%, and 0.61% for 1994, 1995, 1996, and
     1997, respectively.

                    CAPITAL APPRECIATION STOCK FUND: CLASS Z
                              Financial Highlights
                            Years Ended December 31
(For a share outstanding throughout the period):           1994*        1995          1996         1997          1998

Net Asset Value, Beginning of Period                     $10.00        $9.97        $12.51       $14.60        $18.85

Income from Investment Operations
  Net Investment Income                                    0.16         0.14          0.13         0.07          0.06
  Net Realized and Unrealized Gain (Loss)
  on Investments                                           0.37         2.91          2.55         4.52          3.87

Total from Investment Operations                           0.53         3.05          2.68         4.59          3.93

Distributions
   Distributions from Net Investment Income               (0.15)       (0.14)        (0.13)       (0.07)        (0.06)
   Distributions from Realized Capital Gains              (0.41)       (0.37)        (0.46)       (0.27)        (0.53)

Total Distributions                                       (0.56)       (0.51)        (0.59)       (0.34)        (0.59)

Net Asset Value, End of Period                            $9.97       $12.51        $14.60       $18.85        $22.19

Total Return**                                             5.44%       30.75%        21.44%       31.57%        20.90%

Ratio/Supplemental Data
Net Assets, End of Period (000s Omitted)                 $9,449      $38,117       $98,674     $456,194      $630,373
Ratio of Expenses to Average Net Assets***                 0.65%        0.65%         0.65%        0.82%         0.80%
Ratio of Net Investment Income to Average Net Assets       1.55%        1.37%         0.96%        0.70%         0.31%
Portfolio Turnover Rate                                   65.81%       61.32%        49.77%       17.06%        18.67%

*    The Fund began operations January 3, 1994.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

*** During the periods shown prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.85%, 0.75%, 0.66%, and 0.83% for 1994, 1995, 1996, and
     1997, respectively.

The following documents contain more information about the funds and are available free upon request:

Statement  of  Additional   Information  (SAI).  The  SAI  contains   additional
information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semiannual Reports. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

Requesting Documents. You may request copies of these documents, ask questions about your account, or request further information about the funds either by contacting your broker or by contacting the funds at:

                               Ultra Series Fund
                       CUNA Mutual Life Insurance Company
                               2000 Heritage Way
                               Waverly, IA 50677
                                 (800) 798-5500

Public Information. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

The Funds are available to the public only through the purchase of:

     (1) Class Z shares of the Ultra Series Fund by certain individual variable life insurance contracts or variable annuity contracts;
     (2) Class Z shares of the Ultra Series Fund by certain group variable annuity contracts for qualified pension and retirement plans; or
     (3) Class C shares of the Ultra Series Fund directly by qualified pension and retirement plans.

When used in connection with individual variable annuity contracts or variable life insurance contracts, this Prospectus must be accompanied by prospectuses for those contracts. When distributed to qualified pension and retirement plans or to participants of such plans, this Prospectus may be accompanied by disclosure materials relating to such plans which should be read in conjunction with this Prospectus.



                                            Investment Company File No. 811-4815